EXHIBIT 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)
I, James Karrels, Senior Vice President and Chief Financial Officer (principal financial officer) of MacroGenics, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2019 of the Registrant (the “Report”), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James Karrels
Name: James Karrels
Date: February 25, 2020